Exhibit 10.3

SHAREHOLDER RIGHTS AND RESTRICTIONS AGREEMENT

This Shareholder Rights and Restrictions Agreement (this “Agreement”) is made and entered into as of June 3, 2011 between Micron Technology, Inc., a Delaware corporation (“Purchaser”), and Tower Semiconductor Ltd., an Israel company (“Company”).

This Agreement is made in connection with the Master Agreement, dated as of May 25, 2011, by and among Purchaser, Micron Japan, Ltd. (“MJP”), the Company and certain other parties (the “Master Agreement”), and the execution and delivery of this Agreement by the Company and the Purchaser is a condition to the consummation of the transactions contemplated by the Master Agreement by the parties thereto.

The Company and the Purchaser hereby agree as follows:

1.              Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Master Agreement will have the respective meanings given such terms in the Master Agreement.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 6(e).

“Ancillary Agreements” has the meaning ascribed to such term in the Master Agreement.

“business day” means a day that is not a Saturday, a Sunday or a statutory or civic holiday in New York, New York or Tel Aviv, Israel or any other day on which banking institutions are not required to be open in New York, New York or Tel Aviv, Israel.

“Business Financial Statements” has the meaning ascribed to such term in the Master Agreement.

“Closing Date” means the date hereof.

“Commission” means the U.S. Securities and Exchange Commission or any successor agency or Governmental Entity performing the functions currently performed by the U.S. Securities and Exchange Commission.

“Credit Support Agreement” means that certain Credit Support Agreement, dated as of even date herewith, by and among Purchaser, MJP, the Company and certain other parties.

“Effective Date” means, as to the Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means the 120th day following the Filing Deadline.

“Effectiveness Period” means the period commencing on the Effective Date and ending on the earliest to occur of (a) the second anniversary of the Effective Date, (b) such time as all of the Registrable Securities have either been sold by the Holders pursuant to a Registration Statement or have been sold or otherwise transferred pursuant to Rule 144 and (c) the date no Registrable Securities remain outstanding.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Filing Deadline” means the 60th day following the Closing Date; provided that, if, in accordance with Section 5.20 of the Master Agreement, Purchaser and the Company agree that the Company is required to file the Business Financial Statements with the Commission, then the Filing Deadline shall be the later of (i) the 60th day following the Closing Date and (ii) the tenth Business Day following the delivery by Purchaser to the Company of the Business Financial Statements in accordance with the terms of the Master Agreement.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Entity” means the government of the United States, Israel or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any applicable supra-national bodies).

“Holder” or “Holders” means the Purchaser, for so long as it holds any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities, in each case during the period from the date hereof through the end of the Effectiveness Period.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Issuer Free Writing Prospectus” has the meaning given to such term in Rule 433 under the Securities Act.

“Losses” has the meaning set forth in Section 5(a).

“Person” means any individual, corporation, partnership, firm, association, joint venture, joint stock company, trust, unincorporated organization or other entity, including any Governmental Entity.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by one or more prospectus supplements, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

 “Registrable Securities” means: (i) the Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, reclassification or similar event with respect to the Shares and, following any such event, any Registrable Securities issued or issuable in such event.  As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when such Registrable Securities have either been sold by the Holders pursuant to a Registration Statement or have been sold or otherwise transferred pursuant to Rule 144.

“Registration Statement” means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statements required to be filed under this Agreement, including in each case the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Rule 3-05” means Rule 3-05 under Regulation S-X promulgated by the Commission, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Shares” means the Tower Shares (as defined in the Master Agreement) issued or issuable to the Purchaser pursuant to the Master Agreement.

2.              Registration.

(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all the Registrable Securities by the Purchaser and any other Holders for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement required to be filed under this Agreement shall be filed on Form F-3 (or on such other form appropriate for such purpose and which the Company is then eligible to use) and contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A, with such changes thereto as are reasonably requested by the Purchaser and any other Holder.  The Company shall provide the Holders and their counsel with copies of the Registration Statement a reasonable time prior to filing the same with the Commission to allow the Holders and their counsel a reasonable opportunity to review and comment on the Registration Statement, provided that the Company may in its reasonable discretion decide whether to accept or reject any such comments.  The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable thereafter, and, in any event will use its best efforts to cause such Registration Statement to be declared effective no later than the Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective during the entire Effectiveness Period.

(b)           Each Holder will be required to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”) before such Holder’s Registrable Securities will be included in the Registration Statement.  The Company shall not be required to include the Registrable Securities of a Holder in the Registration Statement until such Holder furnishes to the Company a fully completed Selling Holder Questionnaire.  From and after the Effective Date, upon receipt of a completed Selling Holder Questionnaire from a Holder, the Company will file within ten (10) business days any amendments or supplements to the Registration Statement and Prospectus necessary for such Holder to be named as a selling stockholder in the Prospectus.

3.             Registration Procedures; Further Covenants.

The Company shall:

(a)            (i)  Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period, including any such amendments as are necessary to add any new Holders as selling stockholders; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, including any amendments or supplements as are necessary to add any new Holders as selling stockholders, and as so supplemented or amended to be filed pursuant to Rule 424, and shall keep each Prospectus current during the period described in Section 4(3) and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement (provided that material and non-public information concerning the Company shall be redacted by the Company) and provide the Holders and their counsel a reasonable opportunity to review and comment on any such documents prior to filing with or sending to the Commission; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act and all other applicable securities laws with respect to the Registration Statement and the disposition of all Registrable Securities covered by the Registration Statement.

(b)           Notify the Holders as promptly as reasonably possible (i)(A) when a Prospectus or a Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, and provide the Holders and their counsel a reasonable opportunity to review and comment on any such documents prior to filing; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall, provide true and complete copies thereof promptly following receipt from the Commission and all written responses thereto to each of the Holders that pertain to the Holders as a selling stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information, and will provide the Holders and their counsel a reasonable opportunity to review and comment on any such responses prior to filing the same with the Commission); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Governmental Entity for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading (provided that the Holder agrees to keep such information confidential until it is publicly disclosed).

(c)           Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement (provided that it has been declared effective) or pursuant to Rule 144 (provided that a Rule 144 representation letter in customary form has been delivered by the applicable Holder to the Company) and, upon request from a Holder on or after the first anniversary of the Closing Date (and receipt from such Holder of a Rule 144 representation letter in customary form) remove the restrictive legends from any Registrable Securities held by such Holder.

(e)           Upon the occurrence of any event contemplated by Section 3(b)(ii)-(v), use its reasonable best efforts to prepare, as promptly as reasonably possible, a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and use its reasonable best efforts to promptly file any other required document so that, as thereafter delivered, neither the Registration Statement nor Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading.

(f)           Until the first anniversary of the Closing Date, make and keep available adequate currentpublic information, as those terms are understood and defined in Rule 144.

(g)           Furnish to each Holder of Registrable Securities and to counsel for such Holders, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference), to the extent requested by such Person, promptly after the filing of such documents with the Commission.

(h)           Furnish to each Holder of Registrable Securities and to counsel for such Holders without charge, as many copies of each Prospectus or preliminary prospectus, and any amendment or supplement thereto, as such Holder or counsel may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 6(e), the Company consents to the use of such Prospectus, preliminary prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or any amendment or supplement thereto in accordance with applicable law.

(i)           If reasonably requested by any Holder of Registrable Securities, promptly include in a Prospectus supplement or post-effective amendment to the Registration Statement such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be so included in such filing.

(j)           Use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws and other applicable securities laws of such jurisdictions as any Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(j), or (ii) take any action which would subject it to general service of process or material taxation in any such jurisdiction where it is not then so subject.

(k)           Not permit any securities other than Registrable Securities to be included in the Registration Statement.

(l)           If reasonably requested in connection with a disposition of Registrable Securities, make available for inspection during business hours by representatives of the Holders and any counsel, accountant or advisor retained by any of the Holders, all financial and other records, pertinent corporate documents and properties of the Company and other information reasonably requested by any such Persons, and make representatives of the Company reasonably available during normal business hours for discussion of such documents and information, in each case as is customary for “due diligence” investigations by selling shareholders in connection with resales pursuant to a shelf registration statement, and subject to appropriate undertakings with respect to confidentiality.

(m)           Use its reasonable best efforts to cause all Registrable Securities to be listed on each securities exchange on which the ordinary shares of the Company are then listed.

(n)           Not designate any Holder as an “underwriter” in any Registration Statement without the consent of such Holder.

4.             Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration, qualification and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with any trading market on which the Company’s ordinary shares are then listed for trading), (ii) the fees and expenses incurred in connection with the qualification of Registrable Securities under the securities or “blue sky” laws of various jurisdictions as required by this Agreement, (iii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and Prospectuses), (iv) messenger, telephone and delivery expenses of the Company, (v) fees and disbursements of counsel for the Company, (vi) Securities Act liability insurance, if the Company so desires such insurance  and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any underwriting fees and expenses, broker or similar commissions, and except to the extent provided for in this Agreement, any legal fees or other costs of the Holders in connection with the registration and disposition of the Registrable Securities. Notwithstanding anything herein to the contrary, the costs and expenses of any outside auditing firm used by the Seller Group (as such term is defined in the Master Agreement) in connection with the preparation and audit of the Business Financial Statements (if any) in accordance with Section 5.20 of the Master Agreement will be shared equally by the Seller Group and the Buyer Group (as such term is defined in the Master Agreement).

5.             Indemnification; Contribution.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, a Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or in any Issuer Free Writing Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or form of prospectus or supplement thereto, or in any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus, such form of prospectus or in any amendment or supplement thereto or such Issuer Free Writing Prospectus (it being understood that the Purchaser has reviewed and approved Annex A hereto for this purpose) and (2) in the case of an occurrence of an event of the type specified in Section 3(b)(iii)-(v), the Losses arise from untrue statements or omissions which are contained in an outdated or defective Prospectus that is used by a Holder after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus in accordance with Section 6(e).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)           Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: any untrue statement of a material fact contained in the Registration Statement, a Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or in any Issuer Free Writing Prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or form of prospectus or supplement thereto, or in any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus, such form of prospectus or in any amendment or supplement thereto or such Issuer Free Writing Prospectus (it being understood that the Purchaser has reviewed and approved Annex A hereto for this purpose); provided that the liability of such Holder shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the Registration Statement that is the subject to the Proceeding giving rise to the liability.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed, or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution.  If the indemnification provided for in Section 5(a) or Section 5(b) from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party under this Section 5(d) as a result of the Losses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any Proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The liability of each selling Holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities pursuant to the Registration Statement that is the subject to the Proceeding giving rise to the liability.  The selling Holders’ respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective number of Registrable Securities they have sold pursuant to the Registration Statement that is the subject to the Proceeding giving rise to the liability, and not joint.

(e)           Non-Exclusive Remedy.  The obligations of the parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

(f)           Survival. The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any Person controlling any Holder or any affiliate of any Holder or by or on behalf of the Company, its officers or directors or any Person controlling the Company or (iii) the sale of any Registrable Securities by any Holder pursuant to the Registration Statement.

6.             Miscellaneous.

(a)           Sale Restrictions.

(i)      The Purchaser hereby agrees not to sell, encumber or otherwise transfer (“Transfer”) any of the Registrable Securities during the 24-month period following the Closing Date, provided that the Purchaser will be able to Transfer, subject to any applicable restrictions pursuant to applicable securities laws: (i) up to 25% of the Registrable Securities beginning 6 months following the Closing Date, (ii) up to an additional 25% of the Registrable Securities beginning 12 months following the Closing Date and (iii) up to an additional 25% of the Registrable Securities beginning 18 months following the Closing Date (in each case without taking into account any securities that ceased to be Registrable Securities pursuant to the last sentence of the definition of Registrable Securities).  The Purchaser will not be subject to any Transfer restrictions following the 2nd anniversary of the Closing Date, except for any applicable restrictions pursuant to applicable securities laws.

(ii)      The restrictions on Transfer set forth in Section 6(a)(i) shall not apply with respect to:

a)      the Transfer by a Holder of all or any of its Registrable Securities in a transaction exempt from the registration requirements under the Securities Act to any affiliate of such Holder, so long as prior to or concurrent with any such Transfer the affiliate agrees to be bound by the terms hereunder as a “Holder” and executes a joinder to this Agreement; or

b)      the Transfer by a Holder of all or any of its Registrable Securities pursuant to the terms of any tender offer, exchange offer, merger, reclassification, reorganization, recapitalization or other similar transaction in which all holders of ordinary shares of the Company are offered, permitted or required to participate as holders of ordinary shares, provided that such tender offer, exchange offer, merger, reclassification, reorganization, recapitalization or other transaction has been approved or recommended by the Board of Directors of the Company; or

c)      in the event the Purchaser becomes obligated to indemnify any Buyer Group Indemnified Party (as such term is defined in the Master Agreement) pursuant to Article VII of the Master Agreement, the Transfer by the Purchaser of up to such number of Registrable Securities as is necessary to allow the Purchaser to satisfy such indemnification obligation out of the proceeds from such Transfer.

(b)           Remedies.  In the event of a breach by the Company, Purchaser or a Holder of any of their obligations under this Agreement, each Purchaser, Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance to enforce its rights and the obligations of the other parties under this Agreement.  The Purchaser or Holders and the Company agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(c)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)           Suspension of Trading.  At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer of the Company and signed by an officer of the Company stating that the effectiveness of and sales of Registrable Securities under the Registration Statement would:

(i) materially interfere with any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

(ii) require public disclosure of any transaction of the type discussed in Section 6(d)(i) prior to the time such disclosure might otherwise be required.

Beginning five (5) business days after the receipt of a Suspension Certificate by the Holders, the Company may, in its discretion and upon written notice to such Holders, require such Holders to refrain from selling or otherwise transferring or disposing of any Registrable Securities or other Company securities then held by such Holders for a specified period of time that is appropriate under the circumstances (not to exceed forty-five (45) calendar days).  Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders to so refrain from selling or otherwise transferring or disposing of any Registrable Securities or other securities of the Company on only two (2) occasions during each twelve (12) consecutive month period following the Effective Date.  The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section.

(e)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company will use its reasonable best efforts to ensure that the use of the Registration Statement and the Prospectus may be resumed as promptly as practicable.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(f)           Piggy-Back Registrations.  If at any time during the Effectiveness Period  there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form F-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(g)           Company Cooperation.  The Company will use its reasonable best efforts to cooperate, as promptly as practicable, with, and will direct its transfer agent and registrar to cooperate with and process, as promptly as practicable, any proposed transfer of Registrable Securities by a Holder that does not violate the provisions of this Agreement.  In addition, the Company covenants and agrees that it will not take the position that Purchaser, MJP or any of their controlled affiliates (the “Purchaser Parties”), is, or was during the three months preceding any transfer of Registrable Securities, an “affiliate” of the Company (as defined in Rule 144), solely by virtue of one or more of the following:  (A) the beneficial ownership of any Registrable Securities, taken together with any other ordinary shares of the Company beneficially owned by the Purchaser Parties, if any, on the date of this Agreement or the reporting of such beneficial ownership on a Schedule 13G or Schedule 13D; (B) any such Purchaser Party’s exercise of any rights arising solely from or in connection with such beneficial ownership; or (C) any such Purchaser Party’s being a party to, exercising rights or remedies under, in connection with, contemplated by or arising out of, or receiving any benefit from, the Master Agreement, this Agreement or any of the other Ancillary Agreements.

(h)           Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority of the then outstanding Registrable Securities; provided that Section 2(a) (Registration) and Section 5 (Indemnification; Contribution) and this Section 6(h) may not be amended or waived except by written consent of each Holder affected by such amendment or waiver (and regardless of whether any Holder then holds any Registrable Securities).  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that no such amendment or waiver that adversely affects the rights of any Holder who has not signed such amendment or waiver, without adversely affecting the rights of the Holders who have signed such amendment or waiver, shall be valid, and provided, further that no amendment or waiver to any provision of this Agreement relating to naming any Holder or requiring the naming of any Holder as an underwriter may be effected in any manner without such Holder’s prior written consent.

(i)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Tower Semiconductor Ltd. P.O. Box 619 Migdal Haemek, Israel, 23105 Facsimile No.: (+972) 4 654 6510 Attention: Chief Financial Officer

With a copy to:	Yigal Arnon & Co. 1 Azrieli Center 46th Floor (Round Tower) Tel Aviv, Israel 67021 Facsimile: (9723) 608-7714 Attn.: David H. Schapiro, Esq.

If to the Purchaser:	Micron Technology, Inc. 8000 South Federal Way Boise, Idaho 83707 Fax: (208) 368-4540 Attn: General Counsel

With a copy to:	Wilson Sonsini Goodrich & Rosati 650 Page Mill Road Palo Alto, California 94304 Facsimile: (650) 493-6811 Attn: John A. Fore, Esq. Michael S. Russell, Esq.

      If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stocktransfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(j)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder.

(k)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or other electronically transmitted signature were the original thereof.

(l)           Governing Law; Exclusive Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware. With respect to any matter based upon or arising out of this Agreement or the transactions contemplated by this Agreement, each of the parties hereto (a) irrevocably consents to the exclusive jurisdiction and venue of the federal courts of the District of Delaware, (b) agrees that process may be served upon them in any manner authorized by the federal laws applicable in the District of Delaware for such Persons, (c) waives the defense of an inconvenient forum and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process, and (d) agrees that a final judgment in such legal proceeding shall be final, binding and enforceable in any court of competent jurisdiction.  Each Party agrees not to commence any legal proceedings subject to this Section except in such courts.

(m)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(n)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Shareholder Rights and Restrictions Agreement as of the date first written above.

TOWER SEMICONDUCTOR LTD. By:_________________________________ Name: Title: MICRON TECHNOLOGY, INC. By:_________________________________ Name: Title:

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their Ordinary Shares on any stock exchange, market or trading facility on which the shares are traded or quoted or in private transactions.  These sales may be at fixed or negotiated prices.  The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits the purchaser;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act or pursuant to any other exemption from the registration requirements of Section 5 of the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell Ordinary Shares from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Ordinary Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such Ordinary Shares are to be offered, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 Ordinary Shares, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Ordinary Shares made prior to the date on which this Registration Statement shall have been declared effective by the Commission.  If a Selling Stockholder uses this prospectus for any sale of the Ordinary Shares, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Ordinary Shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex B

TOWER SEMICONDUCTOR LTD.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of Ordinary Shares (the “Ordinary Shares”), of Tower Semiconductor Ltd., an Israeli corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Shareholder Rights and Restrictions Agreement, dated as of June 3, 2011 (the “Shareholder Rights and Restrictions Agreement”), among the Company and the Purchaser named therein.  A copy of the Shareholder Rights and Restrictions Agreement is available from the Company upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Shareholder Rights and Restrictions Agreement.

This questionnaire is being furnished to all Holders (as such term is defined in the Shareholder Rights and Restrictions Agreement) and relates to certain information required to be disclosed in the Registration Statement.

Your careful completion of this Questionnaire will help ensure that the Registration Statement will be complete and accurate.  Careful consideration of the instructions and definitions contained in the endnotes to various items is essential to an understanding of the questions.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐                      No   ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes   ☐                      No   ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                      No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.  The Company has advised each Selling Securityholder that it may not use shares registered on the Registration Statement to cover short sales of Ordinary Shares made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65.  If a Selling Stockholder uses the prospectus for any sale of the Ordinary Shares, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _______________________	Beneficial Owner: ______________________ By: _________________________________ Name: Title:

PLEASE FAX OR EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Yigal Arnon & Co.
1 Azrieli Center
46th Floor (Round Tower)
Tel Aviv, Israel 67021
Facsimile:  (9723) 608-7714
Email: davids@arnon.co.il
Attn.:  David H. Schapiro, Esq.